THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

FOR COMMON STOCK AND OIL AND GAS NET REVENUE INTERESTS

(Non U.S. Subscribers)

TO:	PANTERA PETROLEUM INC. (the “Company”)

111 Congress Avenue, Suite 400

Austin, Texas, USA. 78701

Purchase of Units

1.	SUBSCRIPTION

1.1           The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase ___________ units (the “Units”) at a price of $0.20 per Unit (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of $________________________ (the “Subscription Proceeds”), which is tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2          Each Unit will consist of one common share in the capital of the Company (each, a “Share”) and certain oil and gas net revenue interests (the “Net Revenue Interests”) in Section 80 of the Gomez Field – Baker Ranch Prospect Block OW. Certificates representing the Net Revenue Interests will be in the form attached hereto as Exhibit A. The Shares and Net Revenue Interests are referred to herein as the “Securities”.

1.3           The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Units. Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.4           Unless otherwise provided, all dollar amounts referred to in this Subscription Agreement are in lawful money of the United States of America.

2.	PAYMENT

2.1           The Subscription Proceeds must accompany this Subscription and shall be wired directly to the Company in accordance with the wire instructions to be provided by the Company to the Subscriber.

2.2           The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith may be held by the Company's lawyers on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason at its sole discretion within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3           Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares and the Net Revenue Interests have been issued to the Subscriber.

3.	DOCUMENTS REQUIRED FROM SUBSCRIBER

3.1           The Subscriber must complete, sign and return to the Company:

(a)	two (2) executed copies of this Subscription Agreement; and
(b)	if the Subscriber is resident in Canada and is investing less than CDN$150,000, a National Instrument 45-106 (“NI 45-106”) Questionnaire in the form attached as Exhibit B (the “Questionnaire”).

3.2           The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

4.	CLOSING

4.1          Closing of the offering of the Units (the “Closing”) shall occur on or before _______________, 2008, or on such other date as may be determined by the Company (the “Closing Date”). The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares and Net Revenue Interests to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	ACKNOWLEDGEMENTS OF SUBSCRIBER

5.1           The Subscriber acknowledges and agrees that:

(a)

none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined herein), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other securities legislation;
(c)	the Subscriber has received and carefully read this Subscription Agreement;
(d)

if the Subscriber is resident in Canada and investing less than CDN$150,000, by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber satisfies one of the categories of registration and prospectus exemptions provided in NI 45-106, as adopted under certain provincial securities legislation;

(e)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of any public information which has been filed by the Company with the Securities and Exchange Commission (the “SEC”) in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(f)	there are risks associated with an investment in the Securities, as more fully described in certain information forming part of the Public Record;
(g)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the sale of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(h)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the sale of the Securities hereunder have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(i)

all of the information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(j)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and the Questionnaire, if applicable, and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire, if applicable;

(k)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire, if applicable, or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(l)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(m)

the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;
(n)

in addition to resale restrictions imposed under U.S. securities laws, there may be additional restrictions on the Subscriber's ability to resell the Securities under applicable provincial securities legislation and National Instrument 45-102 (“NI 45-102”);

(o)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board;

(p)	the resale of any of the Securities in Canada is restricted except pursuant to an exemption from applicable provincial securities legislation;
(q)

the Company has advised the Subscriber (if resident in Canada) that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus to sell the Securities and, as a consequence of acquiring the Securities pursuant to such exemption certain protections, rights and remedies provided by applicable provincial securities legislation including statutory rights of rescission or damages, will not be available to the Subscriber;

(r)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(s)

none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined in Regulation S);

(t)

neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities or has reviewed any documents in connection with the sale of the Securities hereunder;

(u)

the Company will refuse to register the transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(v)	there is no government or other insurance covering any of the Securities;
(w)

the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(x)

the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act; and

(y)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason whatsoever.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSCRIBER

6.1           The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;
(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;
(c)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;
(d)

the sale of the Securities to the Subscriber as contemplated by the delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(e)	the Subscriber:
(i)

is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities;

(ii)

the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions;

(iii)

the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities; and

(iv)	the purchase of the Securities by the Subscriber does not trigger:
A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction; or
B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction; and

the Subscriber will, if requested by the Company, deliver to the Company and the Agent a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(g)

if applicable, all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(h)

the Subscriber is purchasing the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(i)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement;
(j)

the Subscriber understands and agrees that offers and sales of any of the Securities prior to the expiration of the Distribution Compliance Period shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state and provincial securities laws;

(k)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state and provincial securities laws;

(l)

the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(m)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Securities; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(n)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;
(o)	the Subscriber has received and carefully read this Subscription Agreement;
(p)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(q)	the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(r)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and the Questionnaire, if applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, it shall promptly notify the Company;

(s)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(t)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(u)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(v)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(w)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(x)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(y)

the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(z)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities;
(iii)	as to the future price or value of any of the Securities; or
(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board.

6.2           In this Subscription Agreement, the term “U.S. Person” shall have the meaning ascribed thereto in Regulation S.

7.	REPRESENTATIONS AND WARRANTIES WILL BE RELIED UPON BY THE COMPANY

7.1           The Subscriber acknowledges that the representations and warranties contained herein and in the Questionnaire, if applicable, are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Securities on the Closing Date, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaire, if applicable, are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	RESALE RESTRICTIONS

8.1           The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Securities have not been registered under the 1933 Act of the securities laws of any state of the United States and that the Company does not intend to register same under the 1933 Act, or the securities laws of any such state and has no obligation to do so. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state and provincial securities laws or exemptions from such registration requirements are available.

9.	RESALE RESTRICTIONS

9.1           The Subscriber acknowledges that the Securities are subject to resale restrictions in Canada and may not be traded in Canada except as permitted by applicable provincial securities legislation and the rules made thereunder.

9.2           Pursuant to NI 45-102, as adopted by certain provincial securities legislation, a subsequent trade in the Securities will be a distribution subject to the prospectus and registration requirements of applicable provincial securities legislation unless certain conditions are met, which conditions include a hold period (the “Canadian Hold Period”) that shall have elapsed from the date on which the Securities were issued to the Subscriber and, during the currency of the Canadian Hold Period, any certificate representing the Securities are to be imprinted with a restrictive legend (the “Canadian Legend”).

9.3          By executing and delivering this Subscription Agreement, the Subscriber will have directed the Company not to include the Canadian Legend on any certificates representing the Securities to be issued to the Subscriber.

9.4           As a consequence, the Subscriber will not be able to rely on the resale provisions of NI 45-102, and any subsequent trade in any of the Securities during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of provincial securities legislation, to the extent that the trade is at that time subject to any such provincial securities legislation.

10.	ACKNOWLEDGEMENT AND WAIVER

10.1         The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

11.	LEGENDING AND REGISTRATION OF SECURITIES

11.1         The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NONE OF THE SECURITIES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

11.2         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

12.	COLLECTION OF PERSONAL INFORMATION

12.1                       The Subscriber acknowledges and consents to the fact that the Company is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the Subscription. The Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) Canadian tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

13.	COSTS

13.1         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

14.	GOVERNING LAW

14.1         This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws applicable therein.

15.	SURVIVAL

15.1         This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

16.	ASSIGNMENT

16.1           This Subscription Agreement is not transferable or assignable.

17.	EXECUTION

17.1         The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof.

18.	SEVERABILITY

18.1         The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

19.	ENTIRE AGREEMENT

19.1        Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

20.	NOTICES

20.1         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page 11 of this Subscription Agreement and notices to the Company shall be directed to the address on page 1 of this Subscription Agreement.

21.	COUNTERPARTS

21.1         This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the Share and Net Revenue Interests certificates to:

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

(name)

(address)

The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber’s purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State or Province, Postal Code of Subscriber)

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Units is hereby accepted by PANTERA PETROLEUM INC.

DATED at ________________________, the _______ day of __________________, 2008.

PANTERA PETROLEUM INC.

Per:
Authorized Signatory

EXHIBIT A

FORM OF CERTIFICATE OF OIL AND GAS NET REVENUE INTEREST

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Certificate No.________________	July 18, 2008

PANTERA PETROLEUM INC.

CERTIFICATE OF OIL AND GAS NET REVENUE INTEREST

Section 1.	General.

FOR VALUE RECEIVED, Pantera Petroleum Inc., a Nevada corporation (the “Company”), hereby grants to ____________________________________, or its registered assigns (the “Purchaser”), a portion of the net revenue interests from production attributable to the Company’s interest in Section 80 of the Gomez Field – Baker Ranch Prospect, Block OW in Pecos County, Texas (the “Property”), as follows:

(a)         the Purchaser shall receive a pro rata portion of 51% (the “Initial Payout Percentage”) of the Company’s net revenue interests in the Property, defined as up to the amount that is equal to 150% of the Subscription Proceeds (defined in the Subscription Agreement (defined herein)) paid by the Purchaser to the Company pursuant to that certain Subscription Agreement (the “Subscription Agreement”) dated __________________, 2008 between the Company and the Purchaser; and

(b)         thereafter, on the condition the private placement closes $2,500,000 in Total Proceeds in aggregate, the Purchaser shall receive a pro rata portion of 8% (the “Subsequent Payout Percentage”) of the Company’s net revenue interests in the Property, which pro rata portions of the proceeds payable to the Purchaser shall be calculated based on the following formula:

(A/B)*C*D = pro rata portion payable to the Purchaser

where:

A – Subscription Proceeds;

B – Total Proceeds from private placement;

C – Payout percent (i.e. either the Initial Payout Percentage or the Subsequent Payout Percentage); and

D –Company’s net revenue interests in the Property, defined as the share of production after all burdens, such as royalty, overriding royalty, development, and operating costs, have been deducted from the working interest.

Should the Total Proceeds from the private placement be less than $2,500,000, Purchaser shall receive 0.32% (the “Subsequent Payout Percentage”) of the Company’s net revenue interests in the Property for every $100,000 in Subscription Proceeds.

The company shall determine the Company’s net revenue interests in the Property in its sole discretion, acting reasonably.

Section 2.	Replacement of Certificates.

Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction, or mutilation of this Certificate and (in the case of loss, theft or destruction) of an indemnity reasonably satisfactory to it, and upon surrender and cancellation of this Certificate, if mutilated, the Company will deliver a new Certificate of like tenor in lieu of this Certificate. Any Certificate delivered in accordance with the provisions of this Section 2 shall be dated as of the date of this Certificate.

Section 3.	Amendments.

This Certificate may not be amended without the express written consent of both the Company and the Purchaser.

Section 4.	Governing Law.

This Certificate is governed by the laws of the State of Nevada and the federal laws applicable therein.

Section 5.	Successors and Assigns.

The rights and obligations of the Company and the Purchaser under this Certificate shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. Notwithstanding the foregoing, neither this Certificate nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company, without the prior written consent of the Purchaser.

Section 6.	Notices.

All notices, requests, demands and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party at its address or facsimile number set out in the Subscription Agreement or such other address or facsimile number as such party may hereafter specify by notice to the other party. Each such notice, request or other communication shall be effective (i) upon receipt (provided, however, that notices received on a Saturday, Sunday or legal holiday recognized in the State of Nevada, or after 5:00 p.m. on any other day will be deemed to have been received on the next business day), if given by legible facsimile transmission with proof from sender of confirmation of receipt, or (ii) if given by any other means, when delivered at the address specified in this Section 6.

Section 7.	No Rights of Stockholders.

Except as otherwise provided herein, this Certificate shall not entitle the Purchaser to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of common stock in accordance with the terms hereof.

Section 8.	Entire Agreement.

This Certificate represents the entire agreement between the parties hereto with respect to the subject matter hereof and there are no representations, warranties or commitments, except as set forth herein. This Certificate may be amended only by an instrument in writing executed by the parties hereto.

Section 9.	Headings.

The headings used in this Certificate are used for convenience only and are not to be considered in construing or interpreting this Certificate.

Section 10.	Electronic Means

Delivery of an executed copy of this Certificate by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Certificate as of the date hereinafter set forth.

Section 11.	Assignability

This Certificate shall be binding upon the Company and its successors and shall enure to the benefit of the Purchaser and its successors. This Certificate is not assignable by the Purchaser without the express written consent of the Company.

Section 12.	Currency

Unless expressly stated otherwise, all funds expressed in this Certificate are stated in United States dollars.

IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed by its duly authorized officer as of the date indicated below.

Date: _____________________, 2008

PANTERA PETROLEUM INC.

By:

Name:	Chris Metcalf
Title:	President and
Chief Executive Officer

Certificate No.

Amount:

Purchaser Name:

Address:

Telephone:
Facsimile:

EXHIBIT B

NATIONAL INSTRUMENT 45-106 QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements of National Instrument 45-106 (“NI 45-106”). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Subscription Agreement and the Subscriber is able to bear the economic risk of loss arising from such transactions;

2.	the Subscriber is (tick one or more of the following boxes):
(A)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	[ ]
(B)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
(C)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
(D)	a close personal friend of a director, executive officer, founder or control person of the Company	[ ]
(E)	a close business associate of a director, executive officer, founder or control person of the Company or an affiliate of the Company	[ ]
(F)	an accredited investor	[ ]
(G)	a company, partnership or other entity of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in paragraphs A to F	[ ]
(H)	a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in paragraphs A to F	[ ]
3.	if the Subscriber has checked box B, C, D, E, G or H in Section 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with. If you have checked box G or H, also indicate which of A to F describes the securityholders, directors, trustees or beneficiaries which qualify you as box G or H and provide the names of those individuals. Please attach a separate page if necessary).

4.	if the Subscriber is resident in Ontario, the Subscriber is (tick one or more of the following boxes only if the Subscriber is resident in Ontario):
(A)	a founder of the Company	[ ]
(B)	an affiliate of a founder of the Company	[ ]
(C)	a spouse, parent, brother, sister, grandparent or child of a director, executive officer or founder of the Company	[ ]
(D)	a person that is a control person of the Company	[ ]
(E)	an accredited investor	[ ]
5.	if the Subscriber has checked box A, B, C or D in Section 4 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

_______________________________________________________________________________

(Instructions to Subscriber: fill in the name of each director, executive officer, founder, affiliate and control person which you have the above-mentioned relationship with.)

6.

if the Subscriber has ticked box F in Section 2 or box E in Section 4 above, the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐

(a) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

☐

(b) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000;
☐	(e) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;
☐

(f) an investment fund that distributes it securities only to persons that are accredited investors at the time of distribution, a person that acquires or acquired a minimum of CDN$150,000 of value in securities, or a person that acquires or acquired securities under Sections 2.18 or 2.19 of NI 45-106;

☐	(g) a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law are persons or companies that are accredited investors; or
☐

(f) a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as (i) an accredited investor, or (ii) an exempt purchaser in Alberta or British Columbia after this instrument comes into force;

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber's eligibility to acquire the Securities under relevant legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2008.

If an Individual:	If a Corporation, Partnership or Other Entity:

Signature	Print or Type Name of Entity

Print or Type Name	Signature of Authorized Signatory

Type of Entity

CW2011104.1